                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2005
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                             DARWIN RESOURCES CORP.
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               (Exact Name of Registrant as Specified in Charter)

         Nevada                     333-123081               38-0438502
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(State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)          File Number)           Identification No.)

455-5525 West Boulevard, Vancouver, B.C., Canada                       V6M 3W6
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  (Address of Principal Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code (604) 669-9740
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company is amending and  restating  the first and second  paragraphs of Item
1.01 of the Current Report on Form 8-K filed on November 22, 2005 as follows:

Prior to November 21, 2005, our business plan was focused on proceeding with the exploration  of the  Rustyiron  mineral  claims to determine  whether  there are commercially  exploitable mineral reserves of copper,  lead/zinc,  gold or other metals.

On or about  November 21, 2005,  our  management  was presented  with a business opportunity  by the management of a private  company with  operations in Florida named Health Benefits Direct  Corporation  ("HBDC") that upon evaluation  proved more  interesting than our previous  business plan. As a result,  our management suspended its efforts in relation to the  exploration  of the Rustyiron  mineral claims and  entered  into  negotiations  with  HBDC.  After  conducting  its due
diligence  and  concluding   negotiations  it  was  determined  that  a  reverse
acquisition of HBDC was less speculative and contained  greater benefits for the company than the unproven  mineral claims.  In order to pursue this new business
opportunity,   we  terminated  our  exploration   activities  and  entered  into
negotiations for an Agreement and Plan of Merger.

On November 22, 2005, Darwin Resources Corp., (the "Company")  announced that it entered  into an  Agreement  and Plan of Merger (the  "Merger  Agreement")  with
Darwin Resources Corp, a Delaware  corporation  ("Darwin-DE") for the purpose of reincorporating  the Company in Delaware.  The Company is amending  this Current
Report on Form 8-K to  include as Exhibit  10.1 a  corrected  copy of the Merger
Agreement.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 21, 2005,  we sold all of the issued and  outstanding  shares of our wholly-owned  subsidiary,  DEL Exploration Ltd., a British Columbia corporation, to  Robert  Ferguson,  our sole  director,  and  effectively  ceased  all of our exploration activities.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit No.          Exhibits
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10.1                 Agreement  and Plan of Merger,  dated  November  21,  2005, between Darwin Resources Corp., a Nevada  corporation,  and
                     Darwin Resources Corp., a Delaware corporation

10.2                 Stock Purchase Agreement by and between Robert Ferguson and
                     Darwin Resources Corp.

10.3                 Release and Cancellation Agreement

                                    SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DARWIN RESOURCES CORP.

Dated: November 29, 2005            By: /s/ Scott Frohman
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                                    Name:  Scott Frohman
                                    Title: Chief Executive Officer